SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported):  August 12, 2002



                         REGIONS FINANCIAL CORPORATION
                         -----------------------------
             (Exact name of registrant as specified in its charter)




    Delaware                        0-6159                  63-0589368
----------------                 -------------         ------------------
(State or other                  (Commission               (IRS Employer
jurisdiction of                  File Number)              Identification No.)
incorporation)


               417 North 20th Street, Birmingham, Alabama 35203
          ------------------------------------------------------------
          (Address, including zip code, of principal executive office)

                                (205) 944-1300
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 9.	  REGULATION FD DISCLOSURE.

	On August 12, 2002, each of the Principal Executive Officer, Carl E. Jones, Jr., and Principal Financial Officer, Richard D. Horsley, of Regions Financial Corporation submitted to the SEC sworn statements pursuant to Securities and Exchange Commission Order No. 4-460.

	A copy of each of these statements is attached hereto as an Exhibit
(99.1).


				SIGNATURE


	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


					REGIONS FINANCIAL CORPORATION


					By: /s/ D. Bryan Jordan


					D. Bryan Jordan
					Executive Vice President and
					Comptroller

Date:  August 12, 2002

                               INDEX TO EXHIBITS


   Exhibit
   -------

    99.1 Statement Under Oath of Principal Executive Officer and Principal Financial Officer dated August 9, 2002

                                                  Exhibit 99.1

STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER REGARDING
FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

     I, Carl E. Jones, Jr., state and attest that:

     (1) To the best of my knowledge, based upon a review of the covered reports of Regions Financial Corporation, and, except as corrected or supplemented in a subsequent covered report:

          - No covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

          - No covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     (2) I have reviewed the contents of this statement with the Company's audit committee.

     (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

          - Annual Report of Regions Financial Corporation on Form 10-K for the year ended December 31, 2001;

          - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Regions Financial
            Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

          -  any amendments to any of the foregoing.


/s/ Carl E. Jones Jr.		        Subscribed and sworn to
Name:  Carl E. Jones, Jr.               before me this 9th day of
Date:  August 9, 2002                   August, 2002.


					/s/ Nancy S. Morrow
                                   	Notary Public

                                   	My Commission Expires:
                                   	July 10, 2004



STATEMENT UNDER OATH OF PRINCIPAL FINANCIAL OFFICER REGARDING
FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

     I, Richard D. Horsley, state and attest that:

     (1) To the best of my knowledge, based upon a review of the covered reports of Regions Financial Corporation, and, except as corrected or supplemented in a subsequent covered report:

          - No covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

          - No covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     (2) I have reviewed the contents of this statement with the Company's audit committee.

     (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

          - Annual Report of Regions Financial Corporation on Form 10-K for the year ended December 31, 2001;

          - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Regions Financial
            Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

          -  any amendments to any of the foregoing.


/s/ Richard D. Horsley	                Subscribed and sworn to
Name:  Richard D. Horsley               before me this 9th day of
Date:  August 9, 2002                   August, 2002.


				   	/s/ Nancy S. Morrow
                                   	Notary Public

                                   	My Commission Expires:
                                   	July 10, 2004